                                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT



To Intelligroup, Inc.:

         We consent to the incorporation by reference in Intelligroup, Inc.'s (the "Company") Registration Statement File Nos. 333-11486, 333-31809, 333-56143, 333-67583, 333-73051, 333-94285 and 333-70244 of our report dated
March 29, 2004, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2003.



                                                     /s/ DELOITTE & TOUCHE LLP

Parsippany, New Jersey
March 29, 2004